EXHIBIT 32.2

JOURNAL OF RADIOLOGY, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of JOURNAL OF RADIOLOGY, INC. (the Company) on Form 10-Q  for the period  ended December 31, 2012 as filed with the Securities and Exchange  Commission on the date hereof (the Report), I, Elana Berman-Shrira, Chief  Financial Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Elana Berman-Shrira and will be retained by JOURNAL OF RADIOLOGY, INC. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: February 14, 2013

by: /s/ Elana Berman-Shrira

Elana Berman-Shrira

CFO

(Principal Financial Officer)